Exhibit 99.1

PublicSquare Announces CFO Transition

WEST PALM BEACH, Fla, May 23, 2025 — PSQ Holdings, Inc. (NYSE: PSQH) (“PublicSquare,” or the “Company”), America’s leading marketplace and payments ecosystem valuing life, family, and liberty, today announced that James Rinn has been appointed Chief Financial Officer, effective June 1, 2025. Mr. Rinn, who has served as a board member and chair of the PublicSquare Audit Committee since July 2023, will succeed Brad Searle, who will transition to Senior Vice President of Finance for the Company’s Brands Division. Mr. Rinn brings over 30 years of accounting leadership at public and private companies, having held multiple CFO roles throughout his career.

“The PublicSquare team and I could not be more enthusiastic for James to step into the CFO role,” remarked Michael Seifert, Chairman and CEO of PublicSquare. “I am convinced that this move will strategically position our Company for significant success as we demonstrate our capabilities, meet ambitious targets, attain profitability, and lay a solid foundation for a thriving business. James possesses a tremendous skill set from decades of financial experience, integrity, alignment with our mission, relational equity with the team, and existing context for the company. Finally, I’m especially grateful for Brad’s help and support since the beginning of the PublicSquare journey. I’m incredibly excited for his next chapter, which will bring his full focus and value for excellence to the Brands Division.”

“I am honored to assume the Chief Financial Officer role at PublicSquare during such a crucial period,” commented James Rinn. “As a Board member, having observed the Company’s remarkable culture and the team’s commitment, I am eager to partner with the leadership team and our skilled finance group. I will emphasize promoting ongoing growth and securing long-term financial stability.”

Transition Plan

Following Mr. Rinn’s appointment as CFO, he will step down from his role as Audit Committee chair but will continue to serve on the Company’s Board of Directors. Willie Langston will assume the role of Audit Committee Chair. Nick Ayers has been appointed to the Compensation Committee and will fill the vacancy opened by Mr. Rinn’s appointment as CFO. Mr. Searle will remain an employee of PublicSquare but will no longer be considered an executive officer.

About James Rinn

James Rinn, 56, has served as a member of the PublicSquare Board of Directors and as Audit Committee Chair since the Company’s IPO in July 2023. Mr. Rinn serves as the Chief Financial Officer to Sedera, Inc., a service provider to medical cost-sharing communities, a position he has held since February 2023. From 2015 to 2023, Mr. Rinn was the Chief Financial Officer and Chief Operating Officer of Maxwell Locke & Ritter LLP, an accounting, tax and consulting firm, where he was responsible for overseeing all financial and operational details of the partnership and other related legal entities, and managed risk management activities. From 2013 to 2015, Mr. Rinn was the Chief Financial Officer and Chief Operating Officer of Five Stone Tax Advisers LLC, a financial and tax advisory firm, where he was responsible for overseeing all financial and operational details of various service lines. From 2011 to 2013, Mr. Rinn was the Chief Financial Officer and Chief Operating Officer of SmithCo Investments and the E3 Foundation, where he was responsible for overseeing all financial and operational segments of the company. Mr. Rinn was also the Vice President of Finance at First American Flood Data Services, Inc., a subsidiary of First American Financial Corporation (NYSE: FAF) from 2000 to 2011, where he was responsible for financial reporting and coordinated internal audit, financial audit and Sarbanes-Oxley related audit activities. From 1999 to 2000, Mr. Rinn was the internal audit director at National Instruments Corporation (Nasdaq: NATI), a producer of automated test equipment and virtual instrumentation software. Mr. Rinn has held positions on various boards of directors and has over 30 years of finance experience. Mr. Rinn holds a Bachelor’s in Business Administration from the University of Texas, Austin.

About PublicSquare

PublicSquare is a marketplace and payments ecosystem, valuing life, family, and liberty. PublicSquare operates under three segments: Financial Technology, Marketplace and Brands. PublicSquare’s Financial Technology segment includes Credova, a consumer financing and payments company. The primary mission of the Marketplace segment is to help consumers “shop their values” and put purpose behind their purchases. PublicSquare leverages data and insights from the Marketplace to assess its customers’ needs and provide wholly-owned quality financial products and brands. PublicSquare’s Brands segment comprises EveryLife, a premium D2C life-affirming baby products company. The PublicSquare Marketplace is free to join for both consumers and business owners. Download the app on the App Store or Google Play, or visit PublicSquare.com to learn more.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding PublicSquare, anticipated product launches, our products and markets, future financial condition, expected future performance and market opportunities of PublicSquare. Forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, and in this press release, include statements about our expected revenue, revenue growth, operating expenses, anticipated growth, ability to achieve profitability, and our outlook; however, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of our operations, including the possibility that any of the anticipated benefits of the Credova transaction will not be realized or will not be realized within the expected time period, (ii) changes in the competitive industries and markets in which PublicSquare operates, variations in performance across competitors, changes in laws and regulations affecting PublicSquare’s business and changes in the combined capital structure, (iii) the ability to implement business plans, growth, marketplace and other expectations, and identify and realize additional opportunities, (iv) risks related to PublicSquare’s limited operating history, the rollout and/or expansion of its business and the timing of expected business milestones, (v) risks related to PublicSquare’s potential inability to achieve or maintain profitability and generate significant revenue, (vi) the ability to raise capital on reasonable terms as necessary to develop its products in the timeframe contemplated by PublicSquare’s business plan, (vii) the ability to execute PublicSquare’s anticipated business plans and strategy, (viii) the ability of PublicSquare to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by PublicSquare of the intellectual property rights of others, (ix) actual or potential loss of key influencers, media outlets and promoters of PublicSquare’s business or a loss of reputation of PublicSquare or reduced interest in the mission and values of PublicSquare and the segment of the consumer marketplace it intends to serve, (x) because the payment processing and credit agreements are terminable at will without notice, merchants that have signed agreements to use PublicSquare’s payment processing services may terminate those services or otherwise fail to utilize the services at the expected volume, and (xi) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “bricks and mortar” operations. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in PublicSquare’s public filings with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and PublicSquare does not assume any obligation to, nor does it intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. PublicSquare gives no assurance that PublicSquare will achieve its expectations.

Investors Contact:

investment@publicsq.com

Media Contact:

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